December 23, 1996
                                 DREYFUS VARIABLE
                                 INVESTMENT FUND
                             SUPPLEMENT TO PROSPECTUS
                              DATED NOVEMBER 1,1996
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY
INFORMATION CONTAINED IN THE FUND'S PROSPECTUS WITH RESPECT TO THE MANAGED ASSETS PORTFOLIO.
                         MANAGED ASSETS PORTFOLIO ONLY
        Effective as of the close of business on December 31, 1996, Comstock Partners, Inc. ("Comstock") will cease to serve as sub-investment adviser to the Managed Assets Portfolio. Thereafter, The Dreyfus Corporation will be responsible for the day-to-day management of the Series' portfolio and will provide the Series with portfolio managers. In connection therewith, the Series' primary portfolio manager will be Timothy M. Ghriskey. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis, Sayles & Company. The Series will be managed as a "contrary value" portfolio and its investments will include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructurings, gold stocks and high yield bonds. In addition, The Dreyfus Corporation intends to utilize certain investment techniques, such as short-selling and leveraging, in connection with its management of the Series' portfolio.
        In connection with The Dreyfus Corporation agreeing to provide the day-to-day management of the Series' portfolio, at a meeting held on December 9, 1996, the Fund's Board, including a majority of the Board members who are not "interested persons" of the Fund (as defined in the 1940 Act), approved amending the Investment Advisory Agreement (the "Amended Advisory Agreement") with respect to the Series, to, among other things,
                          (CONTINUED ON REVERSE SIDE)

increase the advisory fee payable to The Dreyfus Corporation so that it equals the aggregate annual rate payable to The Dreyfus Corporation and Comstock for advisory services under the existing Investment Advisory Agreement and Sub-Investment Advisory Agreement, respectively. The Board also directed that the Amended Advisory Agreement be submitted to Series shareholders of record as of December 31, 1996 at a meeting scheduled to be held January 31, 1997. Under the Amended Advisory Agreement, The Dreyfus Corporation will continue to provide the services it provides under the existing Investment Advisory Agreement and will provide the day-to-day management of the Series' portfolio, which was provided by Comstock under the Sub-Investment Advisory Agreement, for a monthly fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. This proposed fee is equal to the aggregate annual rate of fee payable by the Series to The Dreyfus Corporation and Comstock.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND -- INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES -- SMALL CAP PORTFOLIO."
                          SMALL CAP PORTFOLIO ONLY
        Under normal market conditions, the Small Cap Portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase, both domestic and foreign, which the Small Cap Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings.
                                                                    VIFs122396